                                                           EXHIBIT 24
                           UNION PACIFIC CORPORATION
                               POWERS OF ATTORNEY

          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                             /s/ ROBERT P. BAUMAN
                             --------------------
                                 Robert P. Bauman


          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                             /s/ RICHARD B. CHENEY
                             ---------------------
                                 Richard B. Cheney


          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.



                             /s/ E. VIRGIL CONWAY
                             --------------------
                                 E. Virgil Conway


          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                            /s/ RICHARD K. DAVIDSON
                            -----------------------
                                Richard K. Davidson


          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                             /s/ SPENCER F. ECCLES
                             ---------------------
                                 Spencer F. Eccles


          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                          /s/ ELBRIDGE T. GERRY, JR.
                          --------------------------
                              Elbridge T. Gerry, Jr.

          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                           /s/ WILLIAM H. GRAY, III
                           ------------------------
                               William H. Gray, III


          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker her true and lawful attorney-in-fact and agent, to sign on her behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                           /s/ JUDITH RICHARDS HOPE
                           ------------------------
                               Judith Richards Hope


          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                            /s/ RICHARD J. MAHONEY
                            ----------------------
                                Richard J. Mahoney


          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                          /s/ L. WHITE MATTHEWS, III
                          --------------------------
                              L. White Matthews, III



          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                              /s/ JACK L. MESSMAN
                              -------------------
                                  Jack L. Messman



          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                               /s/ JOHN R. MEYER
                               -----------------
                                   John R. Meyer

          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                          /s/ THOMAS A. REYNOLDS, JR.
                          ---------------------------
                            Thomas A. Reynolds, Jr.


          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                          /s/ JAMES D. ROBINSON, III
                          --------------------------
                            James D. Robinson, III


          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                              /s/ ROBERT W. ROTH
                              -----------------------
                                  Robert W. Roth



          The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Drew Lewis, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                            /s/ RICHARD D. SIMMONS
                            ----------------------
                              Richard D. Simmons